                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                              Wells Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
          (5) Total fee paid:

--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:

--------------------------------------------------------------------------------

          (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

          (3) Filing Party:

--------------------------------------------------------------------------------

          (4) Date Filed:

--------------------------------------------------------------------------------

                       [WELLS FINANCIAL CORP. LETTERHEAD]



March 19, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Wells Financial Corp., we invite you to attend the Annual Meeting of Stockholders to be held at the office of Wells Financial Corp. at 53 First Street, S.W., Wells, Minnesota on Wednesday, April 21, 1999, at 4:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         Whether or not you plan to attend the Meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                        Sincerely,

                                        /s/Lawrence H. Kruse
                                        ----------------------------------------
                                        Lawrence H. Kruse
                                        President and Chief Executive Officer
                                        Chairman of the Board

                              WELLS FINANCIAL CORP.
                              53 FIRST STREET, S.W.
                             WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1999
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Wells Financial Corp. (the "Company") will be held at the Company's office at 53 First Street, S.W., Wells, Minnesota on April 21, 1999, at 4:00 p.m. local time. The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company; and
         2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 8, 1999 are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         You are requested to complete, sign and date the enclosed form of proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/Wallace J. Butson
                                        ----------------------------------------
                                        Wallace J. Butson
                                        Secretary

Wells, Minnesota
March 19, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              WELLS FINANCIAL CORP.
                              53 FIRST STREET, S.W.
                             WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to the holders of the common stock, $0.10 par value per share ("Common Stock"), of Wells Financial Corp. (the "Company"). Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") that will be held at the office of the Company at 53 First Street, S.W., Wells, Minnesota, on April 21, 1999, at 4:00 p.m. local time. This Proxy Statement and the accompanying Notice of Meeting and form of proxy are being first mailed to stockholders entitled to notice of and to vote at the Meeting, on or about March 19, 1999.

         At the Meeting, stockholders will consider and vote upon the election of two directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 8, 1999 ("Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 1,652,160 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the

"Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit and such person may have his or her voting rights reduced below 10%. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the Company or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

         As to the election of directors, the form of proxy being provided by the Board enables a stockholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without respect to either
(i) broker non-votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Information with Respect to Nominees for Director and Directors Continuing in Office."
                                                               Percent of Shares
                                         Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership     Outstanding
------------------------------------     --------------------  -----------------

Wells Federal Bank, fsb                       136,888(1)            8.3%
Employee Stock Ownership Plan
53 First Street, S.W.
Wells, Minnesota  56097

John Hancock Advisors, Inc.                   122,000(2)            7.4%
101 Huntington Avenue
Boston, Massachusetts  02119

Peter B. Cannell & Co., Inc.                   91,100(3)            5.5%
919 Third Avenue
New York, New York  10022

Hovde Capital, L.L.C.
Financial Institution Partners II, L.P.
1629 Colonial Parkway
Inverness, Illinois  60067                     135,150(4)           8.2%

                                                 (table continued on next page)

                                                               Percent of Shares
                                         Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership     Outstanding
------------------------------------     --------------------  -----------------

Thomson Horstmann & Bryant, Inc.               174,400(5)          10.6%
Park 80 West, Plaza Two
Saddle Brook, New Jersey  07663

-----------------------
(1) The Bank's Employee Stock Ownership Plan ("ESOP") purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid.
(2) Based on Amendment No. 3 to Schedule 13G received by the Company dated February 4, 1998 on behalf of John Hancock Advisors, Inc. as well as John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., John Hancock Asset Management, and The Berkely Financial Group.
(3) Based on Amendment No. 2 to Schedule 13G received by the Company dated February 5, 1999 on behalf of Peter B. Cannell & Co., Inc.
(4) Based on a Schedule 13D filed February 27, 1998 with the Securities and Exchange Commission.
(5) Based on Amendment No. 1 to Schedule 13G filed January 25, 1999 with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under
Section 16(a), of more than ten percent of the Common Stock.

         Except as described below, based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 1998. Directors Bichler and Buesing each filed a Form 3 to report their appointment to the Board of Directors in July 1998. These Forms 3 should have been filed in May 1998.

--------------------------------------------------------------------------------
              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND
                         DIRECTORS CONTINUING IN OFFICE
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members. Two directors will be elected at the Meeting, each to serve for a three-year term, as noted below, or until respective successors have been elected and qualified.

         Randel I. Bichler and Dale E. Stallkamp have been nominated by the Board of Directors to serve as directors. During 1998, former director Joseph R. Gadola passed away; subsequently, Mr. Bichler was appointed by the board to replace Mr. Gadola. Mr. Wallace J. Butson, Director and Secretary, will be retiring from his positions effective as of the conclusion of the shareholders meeting on April 21, 1999. Dale E. Stallkamp has been nominated by the board to replace Mr. Butson. If elected, Mr. Stallkamp will be serving his first term as director of the Company. Also during 1998, the board created a new directorship and appointed Mr. David Buesing as director. Mr. Buesing's term will expire in 2001.

         If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.


                                                        Year First       Current
                                                        Elected or       Term to        Shares of Common Stock      Percent of
Name                                   Age(1)          Appointed(2)      Expire         Beneficially Owned(3)(4)      Class
----                                   ------          ------------      ------         ------------------------      -----

                                        BOARD NOMINEES FOR TERM TO EXPIRE IN 2002
Randel I. Bichler                        54                1998           2002                   4,100(5)              --%(6)
Dale E. Stallkamp                        53                 --            2002                  20,125                1.2%

                                        DIRECTORS CONTINUING IN OFFICE
Lawrence H. Kruse                        66                1962           2000                  46,460(7)             2.8%
Gerald D. Bastian                        58                1986           2000                  24,813(8)             1.5%
Richard Mueller                          49                1986           2001                  14,118(5)(9)           --%(6)
David Buesing                            52                1998           2001                   1,000                 --%(6)
All directors and executive
officers of the Company as a
group (6 persons)                                                                              112,187(10)            6.5%


-----------------------
(1)      At December 31, 1998.
(2) Refers to the year the individual first became a director of the Bank or the Company. All directors of the Bank in December 1994 became directors of the Company upon its formation in December 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals exercise sole voting and/or investment power, unless otherwise indicated.
(4)      Beneficial ownership as of the Voting Record Date.
(5) Excludes 136,888 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and shares held under the Management Stock Bonus Plan ("MSBP") for which such individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties. Shares held in the MSBP are voted by the MSBP Trustees as directed by the MSBP Committee. At the Voting Record Date, 73,897 shares had not been allocated under the ESOP and there were 17,440 shares in the MSBP.
(6)      Less than 1.0%
(7)      Includes exercisable options to purchase 32,811 shares of Common Stock.
(8)      Includes exercisable options to purchase 10,386 shares of Common Stock.
(9)      Includes exercisable options to purchase 6,561 shares of Common Stock.
(10) Excludes unallocated shares of Common Stock held under the ESOP and MSBP. See footnote (5). Includes exercisable options to purchase 51,558 shares of Common Stock.

Executive Officers of the Company

         The following individuals were executive officers of the Company as of December 31, 1998:

Name                  Age (1)    Positions Held With The Company and Bank
----                 -------     ----------------------------------------

Lawrence H. Kruse      66        President, Chief Executive Officer, Chairman of
                                 the Board of Directors

Gerald D. Bastian      58        Vice President and Director

James D. Moll          48        Treasurer and Principal Financial and
                                 Accounting Officer

----------------
(1)      At December 31, 1998.


Biographical Information

         The principal business experience of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for at least the last five years.

         Randel I. Bichler has been a director of the Bank since 1998. Mr. Bichler has been engaged in the general practice of law in Wells since 1978. He retired from the United States Army Reserve as a Lt. Colonel in 1997.

         Dale E. Stallkamp is currently nominated to serve his first term as director. Mr. Stallkamp started his certified public accounting practice in September 1972. Prior to that time he was employed by the public accounting firm of Peat, Marwick, Mitchell.

         Lawrence H. Kruse has been the President, the Chief Executive Officer, and a director of the Company since its formation in December 1994. Mr. Kruse has been Chief Executive Officer of the Bank since 1964 and has been employed by the Bank since 1958. Mr. Kruse has been a director since 1962 and the Chairman of the Board since April 1998.

         Gerald D. Bastian has been the Vice President of the Bank since 1970 and a director of the Bank since 1986 and has been a Vice President and director of the Company since its formation in December 1994. Mr. Bastian is a member of Southern Minnesota Realtors, Valley Industrial Development Corp., Mankato Chamber of Commerce, Bethlehem Lutheran Church, and is on the Board of Directors of the Hilltop Kiwanis Club.

         Richard Mueller has been a director of the Bank since 1986 and of the Company since its formation in December 1994. Mr. Mueller is the sole owner of Wells Drug Co., Inc. Mr. Mueller has served as a member of the local school board as well as a member of the Wells Chamber of Commerce. Mr. Mueller is a first cousin of Mr. James D. Moll, an executive officer of the Company.

         David Buesing has been a director of the Company since 1998. Mr. Buesing has been employed by Wells Concrete Product since 1973. He became President and General Manager of that company in 1982. He is a registered engineer in Minnesota, North Dakota and Kansas. He is a past Director of the Pre-stressed Concrete Institute and the Associated Minnesota Pre-stressed Association.

         James D. Moll, CPA, has been, since December 1994, the principal financial and accounting officer of the Company and the Bank and, since February 1995, the Treasurer of the Company and the Bank. Prior to December 1994, Mr. Moll was an employee of the Bank's subsidiary, Wells Insurance Agency ("WIA"). Mr. Moll has been managing WIA for more than five years. Mr. Moll is a first cousin of Mr. Richard Mueller, a director of the Company and the Bank.

         Wallace J. Butson has been a director of the Bank since 1959 and of the Company since its formation in December 1994. Mr. Butson will be stepping down as director effective as of the adjournment of the Annual Meeting of Shareholders on April 21, 1999. Mr. Butson has also served as the Secretary of the Bank since 1986 and of the Company since 1994. Mr. Butson serves as President of Wells Insurance Agency, the Bank's subsidiary, and is a retired veterinarian.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. Each member of the Board of Directors also currently serves as a member of the Board of Directors of the Bank, which meets monthly and may have special meetings. All committees act for both the Company and the Bank.

         During the year ended December 31, 1998, the Board of Directors of the Company held 12 regular meetings and no special meetings. During the year ended December 31, 1998, the Board of Directors of the Bank held 12 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and the committees on which such director served during the year ended December 31, 1998.

         The Audit Committee of the Company is responsible for overseeing the Company's internal audit procedures and external audit engagement. The members of the Audit Committee are Messrs. Mueller, Butson, and Buesing. This standing committee met two times during 1998. In addition, the full Board of Directors reviews the audit report.

         The Nominating Committee of the Company recommends nominees for election as directors to the Board of Directors. The Nominating Committee, a non-standing committee, which met one time during 1998, consists of the entire Board of Directors. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. The Company's Articles include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of stockholders. A copy of such provisions is available upon request to: Wells Financial Corp., 53 First Street, S.W., Wells, Minnesota 56097, Attention: Corporate Secretary.

         The Compensation Committee, a standing committee, consists of the present members of the Board of Directors of the Bank and the Company. Executive Officers of the Company or the Bank do not participate in matters involving their compensation. Mr. Kruse, a member of the committee, serves as President and Chief Executive Officer of the Company and the Bank. Mr. Bastian, a member of the committee, is a Vice President of the Company and the Bank and a branch manager of the Bank.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Members of the Board of Directors of the Company are not compensated by the Company for serving as a director. However, during 1998, each member of the Board of Directors of the Bank received a fee of $875 per month regardless of attendance at Board meetings. For 1998, non-employee directors received $100 per meeting for Audit, ESOP and Agriculture Committee meetings. For the year ended December 31, 1998, total director fees paid to directors were $58,075.

         In 1995, non-employee Directors Butson and Mueller each received options to purchase 10,935 shares of Common Stock. At that time, Lawrence Kruse and Gerald Bastian received options to purchase 54,685 and 17,310 shares of Common Stock, respectively. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. The options granted to the above named directors vested 20% on November 15, 1996 and will continue to vest 20% annually from such date. In 1995, non-employee Directors Butson and Mueller received 4,375 and 1,970 shares of restricted stock, respectively and Lawrence Kruse and Gerald Bastian received 21,875 and 4,520 shares of restricted stock, respectively. The restricted stock granted to the above named directors vested 20% on November 15, 1996 and will continue to vest 20% annually from such date.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company for the years ended December 31, 1998, 1997, and 1996. Except as set forth below, no executive officer of the Bank or the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.


                                        Annual Compensation(1)
                           -------------------------------------------------
                                                                                      All
Name and                                                      Other Annual            Other
Principal Position         Year       Salary        Bonus    Compensation(2)     Compensation(4)
------------------         ----       ------        -----    ---------------     ---------------
Lawrence H. Kruse(3)       1998     $114,065       $8,280       $10,460              $31,927
President and Chief        1997      108,000        2,280         9,985               31,160
Executive Officer          1996      107,000        2,280         9,600               18,548


---------------------
(1)      All compensation was paid by the Bank.
(2)      Constitutes director's fees.
(3) As of December 31, 1998, Mr. Kruse had 13,125 shares of restricted stock which had a value of $206,719 (based on the closing market price of $15.75 on December 31, 1998). Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award.
(4) Consists of $5,136, $3,230, and $3,432 of health, life, and disability insurance premiums paid on behalf of the executive for the years ended December 31, 1998, 1997, and 1996, respectively. For the years ended December 31, 1998, 1997, and 1996, the amount includes an allocation of 1,701, 1,563, and 1,152 shares under the ESOP, valued at the closing per share market prices of $15.75, $17.875, and $13.125 per share on December 31, 1998, 1997, and 1996, respectively.


                               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR END OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of Securities
                                                                          Underlying Unexercised              Value of Unexercised
                                   Shares                                      Options/SARs                in-the-Money Options/SARs
                                Acquired on             Value               at Fiscal Year-End               at Fiscal Year-End(1)
                                  Exercise            Realized                      (#)                               ($)
           Name                     (#)                  ($)             Exercisable/Unexercisable         Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Kruse                    --                  $ --                   32,811  /  21,874                 $155,852/$103,902


-----------------
(1) Based upon an exercise price of $11.00 per share and the closing market price of $15.75 as of December 31, 1998.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank had no "interlocking" relationships existing on or after January 1, 1998 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the board of directors of the Bank, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of board of directors of the Bank.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to executive officers, directors, employees, or immediate family members or affiliates thereof. All the loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral) that apply to the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. Loans by the Bank to its directors and executive officers are subject to Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Bank. The Bank's affiliates must qualify for any loans on the same terms and conditions that apply to other customers.

--------------------------------------------------------------------------------
                                    AUDITORS
--------------------------------------------------------------------------------

         McGladrey & Pullen, LLP was the Company's auditors for 1998. The Board of Directors has approved the selection of McGladrey & Pullen, LLP as its auditors for the 1999 fiscal year. A representative of McGladrey & Pullen, LLP is not expected to be present at the Meeting and will, therefore, be unable to respond to stockholders' questions or make a statement.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 53 First Street, S.W., P.O. Box 310, Wells, Minnesota 56097, no later than November 20, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by February 21, 2000. The Articles of Incorporation provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by February 21, 2000, the proposal will not be eligible for presentation at that meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies. If the Company did not have notice of a matter by February 14, 1999, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, will be mailed on March 19, 1999 to all stockholders of record as of the Voting Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy, without cost, by writing to the Secretary of the Company. The Annual Report does not constitute "soliciting material" and is not deemed "filed" with the Securities and Exchange Commission.

         Upon written request, the Company will furnish without charge (excluding exhibits) to any stockholder a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998. All requests should be directed to Wallace J. Butson, Secretary, Wells Financial Corp., 53 First Street, S.W., P.O. Box 310, Wells, Minnesota 56097-0310.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/Wallace J. Butson
                                        ----------------------------------------
                                        Wallace J. Butson
                                        Secretary

Wells, Minnesota
March 19, 1999

[Proxy card]
--------------------------------------------------------------------------------
                              WELLS FINANCIAL CORP.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Wells Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office, 53 First Street, S.W., Wells, Minnesota on Wednesday, April 21, 1999, at 4:00 p.m., local time and at any and all adjournments thereof, as follows:
                                                     FOR            WITHHELD
                                                     ---            --------
                                                      _                 _
1.     The election as director of the nominees      |_|               |_|
       listed below, each for a 3 year term:

       Randel I. Bichler
       Dale E. Stallkamp

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

          ----------------------------------------------------------------------

          The Board of Directors recommends a vote "FOR" the above listed proposal.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting and a Proxy Statement dated March 19, 1999 and an annual report.


 _
|_|       Please check here if you plan to attend the Meeting.




Dated:  __________________, 1999




-----------------------------------     ----------------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


-----------------------------------     ----------------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------